Exhibit 99.2

Supplemental Financial Information
Second Quarter 2013

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2012, as modified and updated by the Form 10-Q for the quarter ended March 31, 2013.

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Preface	PRIMERICA, INC. Financial Supplement

SECOND QUARTER 2013

This document is a financial supplement to our second quarter 2013 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●	Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

In the second quarter of 2013, Primerica began classifying the deposit asset underlying the 10% reinsurance agreement with Citigroup, Inc. (Citigroup), as well as its related mark-to-market adjustments, within the Corporate and Other Distributed Products segment instead of within the Term Life Insurance segment.  The deposit asset reflects a unique corporate financing-related asset that is not used in evaluating the Term Life segment, making operational decisions, or allocating resources.  All prior periods have been adjusted to consistently reflect this revision.  These adjustments include the reclassification of Net Investment Income/(Loss) from the Term Life Insurance Segment to the Corporate and Other Distributed Products Segment of $(1,061) in 2013 and $574 in 2012.  The change does not impact our consolidated financial statements.

Historical return on investment of deposit asset included in net investment income
($ in thousands)
	2011	2012	2013
Q1	$508	$1,030	$563
Q2	$650	$574	($1,061)
Q3	$449	$986
Q4	$412	$315

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013
Condensed Balance Sheets
Assets:
Investments and cash	$2,157,582	$2,167,231	$2,016,842	$2,176,721	$2,068,752	$2,115,144	$1,876,077
Due from reinsurers	3,855,318	3,895,162	3,903,028	3,993,603	4,005,194	4,005,539	3,993,258
Deferred policy acquisition costs	904,485	948,087	990,558	1,036,020	1,066,422	1,098,124	1,133,542
Other assets	525,836	522,123	540,010	597,465	579,393	599,840	566,809
Separate account assets	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669	2,435,740
Total assets	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316	$10,005,426

Liabilities:
Future policy benefits	$4,614,860	$4,676,374	$4,723,359	$4,797,815	$4,850,488	$4,898,538	$4,943,743
Other policy liabilities	589,542	606,793	593,956	595,382	606,310	614,892	584,587
Income taxes	81,316	88,503	82,755	96,408	114,611	122,925	89,713
Other liabilities	381,495	331,112	329,539	424,706	358,577	366,670	344,649
Notes payable	300,000	300,000	300,000	374,421	374,433	374,445	374,457
Payable under securities lending	149,358	142,507	143,963	177,666	139,927	133,325	86,272
Separate account liabilities	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669	2,435,740
Total liabilities	8,525,169	8,686,602	8,674,211	9,097,028	9,062,461	9,125,463	8,859,162
Stockholders’ equity:
Common stock ($0.01 par value) (1)	649	653	599	597	564	567	545
Paid-in capital	835,232	842,613	693,717	691,885	602,269	609,100	456,050
Retained earnings	344,104	383,847	426,936	468,223	503,173	535,609	572,714
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263	74,845
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)	(1,047)
Cumulative translation adjustment	51,248	54,584	50,457	58,234	55,488	51,358	43,158
Total stockholders’ equity	1,326,650	1,387,314	1,276,866	1,337,411	1,275,416	1,307,853	1,146,265
Total liabilities and stockholders' equity	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316	$10,005,426

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494	$1,196,634	$1,072,467
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263	74,845
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)	(1,047)
Total reconciling items	95,417	105,617	105,156	118,472	113,923	111,219	73,797
Total stockholders’ equity	$1,326,650	$1,387,314	$1,276,866	$1,337,411	$1,275,416	$1,307,853	$1,146,265

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$864,623	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124
General expenses deferred	7,754	7,003	7,492	7,234	6,869	6,631	8,669
Commission costs deferred	58,793	60,116	66,540	61,238	60,349	60,048	63,835
Amortization of deferred policy acquisition costs	(30,185)	(26,531)	(28,205)	(29,234)	(34,628)	(31,252)	(30,111)
Foreign currency impact and other, net	3,501	3,015	(3,356)	6,223	(2,187)	(3,726)	(6,974)
Balance, end of period	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124	$1,133,542

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	56,510,785	(5,020,094)	-8.2%	63,331,957	56,553,204	(6,778,753)	-10.7%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$(2,689)	-5.8%	$87,936	$82,335	$(5,601)	-6.4%
Less income attributable to unvested participating securities	(1,357)	(1,110)	(1,116)	(1,026)	(1,017)	(553)	558	50.2%	(2,498)	(1,602)	895	35.8%
Net income used in computing basic EPS	$40,400	$45,069	$44,483	$39,244	$37,828	$42,938	$(2,132)	-4.7%	$85,438	$80,733	$(4,705)	-5.5%
Basic earnings per share	$0.62	$0.73	$0.74	$0.68	$0.67	$0.76	$0.03	3.7%	$1.35	$1.43	$0.08	5.8%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,367	$(4,089)	-9.0%	$87,832	$80,683	$(7,149)	-8.1%
Less operating income attributable to unvested participating securities	(1,377)	(1,093)	(1,104)	(1,061)	(1,030)	(525)	567	51.9%	(2,495)	(1,570)	925	37.1%
Net operating income used in computing basic operating EPS	$41,000	$44,362	$43,999	$40,542	$38,287	$40,841	$(3,521)	-7.9%	$85,337	$79,113	$(6,224)	-7.3%
Basic operating income per share	$0.63	$0.72	$0.73	$0.71	$0.68	$0.72	$0.00	0.2%	$1.35	$1.40	$0.05	3.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	56,510,785	(5,020,094)	-8.2%	63,331,957	56,554,556	(6,777,401)	-10.7%
Dilutive impact of warrants and options	1,141,687	1,155,701	1,502,853	1,519,844	1,809,066	1,338,164	182,463	15.8%	1,148,767	1,572,263	423,496	36.9%
Shares used to calculate diluted EPS	66,274,722	62,686,580	61,562,594	58,935,421	58,407,393	57,848,949	(4,837,631)	-7.7%	64,480,724	58,126,819	(6,353,905)	-9.9%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$(2,689	-5.8%	$87,936	$82,335	$(5,601)	-6.4%
Less income attributable to unvested participating securities	(1,335)	(1,092)	(1,092)	(1,004)	(991)	(542)	550	50.4%	(2,457)	(1,566	891	36.2%
Net income used in computing diluted EPS	$40,421	$45,088	$44,507	$39,266	$37,854	$42,948	$(2,140)	-4.7%	$85,479	$80,769	$(4,710)	-5.5%
Diluted earnings per share	$0.61	$0.72	$0.72	$0.67	$0.65	$0.74	$0.02	3.2%	$1.33	$1.39	$0.06	4.8%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,367	$(4,089)	-9.0%	$87,832	$80,683	$(7,149)	-8.1%
Less operating income attributable to unvested participating securities	(1,355)	(1,074)	(1,080)	(1,037)	(1,003)	(515)	559	52.1%	(2,454)	(1,535)	919	37.5%
Net operating income used in computing diluted operating EPS	$41,022	$44,381	$44,023	$40,566	$38,313	$40,851	$(3,529)	-8.0%	$85,378	$79,148	$(6,230)	-7.3%
Diluted operating income per share	$0.62	$0.71	$0.72	$0.69	$0.66	$0.71	$(0.00)	-0.3%	$1.32	$1.36	$0.04	2.8%

							YOY Q2				YOY YTD
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,356,982	$1,332,090	$1,307,138	$1,306,413	$1,291,635	$1,227,059	$(105,032)	-7.9%	$1,344,536	$1,259,347	$(85,190)	-6.3%
Average adjusted stockholders' equity	$1,256,465	$1,226,703	$1,195,324	$1,190,216	$1,179,064	$1,134,551	$(92,153)	-7.5%	$1,241,584	$1,156,807	$(84,777)	-6.8%

Net income return on stockholders' equity	12.3%	13.9%	14.0%	12.3%	12.0%	14.2%	0.3%	nm	13.1%	13.1%	0.0%	nm
Net income return on adjusted stockholders' equity	13.3%	15.1%	15.3%	13.5%	13.2%	15.3%	0.3%	nm	14.2%	14.2%	0.1%	nm

Net operating income return on adjusted stockholders' equity	13.5%	14.8%	15.1%	14.0%	13.3%	14.6%	-0.2%	nm	14.1%	13.9%	-0.2%	nm

Capital Structure
Debt-to-capital (1)	17.8%	19.0%	21.9%	22.7%	22.3%	24.6%	5.6%	nm	19.0%	24.6%	5.6%	nm

Cash and invested assets to stockholders' equity	1.6x	1.6x	1.6x	1.6x	1.6x	1.6x	0.1x	nm	1.6x	1.6x	0.1x	nm
Cash and invested assets to adjusted stockholders' equity	1.7x	1.7x	1.8x	1.8x	1.8x	1.7x	0.0x	nm	1.7x	1.7x	0.0x	nm

Share count, end of period (2)	65,303,547	59,868,486	59,722,559	56,373,795	56,682,195	54,503,822	(5,364,664)	-9.0%	59,868,486	54,503,822	(5,364,664)	-9.0%
Adjusted stockholders' equity per share	$19.63	$19.57	$20.41	$20.60	$21.11	$19.68	$0.11	0.5%	$19.57	$19.68	$0.11	0.5%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$561,037	$570,073	$567,273	$569,591	$570,899	$577,208	$7,135	1.3%	$1,131,110	$1,148,107	$16,997	1.5%
Ceded premiums	(418,163)	(415,814)	(414,992)	(414,783)	(410,604)	(417,450)	(1,636)	-0.4%	(833,978)	(828,054)	5,924	0.7%
Net premiums	142,874	154,259	152,282	154,808	160,295	159,758	5,499	3.6%	297,132	320,053	22,921	7.7%
Net investment income	26,097	23,605	26,882	24,221	23,216	21,027	(2,578)	-10.9%	49,702	44,243	(5,459)	-11.0%
Commissions and fees:
Sales-based (1)	44,459	47,267	43,119	50,140	49,425	51,838	4,571	9.7%	91,726	101,263	9,537	10.4%
Asset-based (2)	43,722	43,751	45,627	46,626	47,428	49,436	5,685	13.0%	87,472	96,864	9,392	10.7%
Account-based (3)	9,373	9,494	9,826	9,817	9,454	9,589	96	1.0%	18,867	19,043	176	0.9%
Other commissions and fees	6,343	6,248	5,764	6,188	5,674	5,994	(254)	-4.1%	12,591	11,668	(924)	-7.3%
Realized investment (losses) gains	2,132	4,320	3,872	1,058	2,286	3,468	(852)	-19.7%	6,452	5,754	(698)	-10.8%
Other, net	11,602	11,582	11,716	11,644	10,668	11,197	(385)	-3.3%	23,184	21,865	(1,319)	-5.7%
Total revenues	286,601	300,525	299,087	304,501	308,445	312,307	11,781	3.9%	587,127	620,752	33,625	5.7%
Benefits and expenses:
Benefits and claims	67,933	68,925	70,738	71,151	74,246	69,770	845	1.2%	136,858	144,016	7,157	5.2%
Amortization of DAC	26,531	28,205	29,234	34,628	31,252	30,111	1,906	6.8%	54,736	61,364	6,627	12.1%
Insurance commissions	8,496	6,457	6,684	5,916	6,066	5,424	(1,033)	-16.0%	14,954	11,490	(3,464)	-23.2%
Insurance expenses	22,444	24,589	23,744	25,764	27,142	28,094	3,505	14.3%	47,033	55,236	8,203	17.4%
Sales commissions:
Sales-based (1)	31,600	33,285	30,521	34,508	35,403	36,730	3,446	10.4%	64,885	72,134	7,249	11.2%
Asset-based (2)	14,745	15,031	15,557	16,157	16,637	17,778	2,747	18.3%	29,777	34,415	4,639	15.6%
Other sales commissions	3,371	3,159	3,292	3,342	3,007	3,129	(30)	-0.9%	6,531	6,137	(394)	-6.0%
Interest expense	6,910	8,505	8,829	8,857	8,795	8,792	287	3.4%	15,416	17,588	2,172	14.1%
Other operating expenses	41,104	40,447	39,933	43,233	45,664	45,031	4,583	11.3%	81,551	90,694	9,143	11.2%
Total benefits and expenses	223,135	228,605	228,532	243,555	248,213	244,860	16,256	7.1%	451,740	493,073	41,333	9.1%
Income before income taxes	63,466	71,921	70,556	60,946	60,232	67,446	(4,475)	-6.2%	135,386	127,678	(7,708)	-5.7%
Income taxes	21,709	25,741	24,956	20,675	21,387	23,956	(1,785)	-6.9%	47,451	45,343	(2,107)	-4.4%
Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$(2,689)	-5.8%	$87,936	$82,335	$(5,601)	-6.4%

Income Before Income Taxes by Segment
Term Life	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$750	1.5%	$94,402	$97,023	$2,621	2.8%
Investment & Savings Products	28,869	29,444	31,608	31,194	26,353	27,488	(1,957)	-6.6%	58,314	53,841	(4,473)	-7.7%
Corporate & Other Distributed Products	(8,658)	(8,672)	(8,645)	(14,179)	(11,246)	(11,940)	(3,268)	-37.7%	(17,330)	(23,185)	(5,855)	-33.8%
Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$67,446	$(4,475)	-6.2%	$135,386	$127,678	$(7,708)	-5.7%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$284,469	$296,206	$295,215	$303,443	$306,159	$308,839	$12,633	4.3%	$580,675	$614,998	$34,323	5.9%

Operating revenues reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	3,468	nm	nm	6,452	5,754	nm	nm
Total operating revenue reconciling items	2,132	4,320	3,872	1,058	2,286	3,468	nm	nm	6,452	5,754	nm	nm

Total revenues	$286,601	$300,525	$299,087	$304,501	$308,445	$312,307	$11,781	3.9%	$587,127	$620,752	$33,625	5.7%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$64,409	$70,793	$69,787	$62,962	$60,964	$64,153	$(6,640)	-9.4%	$135,201	$125,116	$(10,085)	-7.5%

Operating income before income taxes reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	3,468	nm	nm	6,452	5,754	nm	nm
Initial & accelerated management / field grant expense	(3,075)	(3,192)	(3,104)	(3,074)	(3,018)	(174)	nm	nm	(6,267)	(3,192)	nm	nm
Total operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	3,293	nm	nm	185	2,562	nm	nm

Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$67,446	$(4,475)	-6.2%	$135,386	$127,678	$(7,708)	-5.7%

Reconciliation from Net Operating Income to Net Income
Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,367	$(4,089)	-9.0%	$87,832	$80,683	$(7,149)	-8.1%

Net operating income reconciling items:
Operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	3,293	nm	nm	185	2,562	nm	nm
Tax impact of operating income reconciling items at effective tax rate	323	(404)	(272)	684	260	(1,170)	nm	nm	(81)	(910)	nm	nm
Total net operating income reconciling items	(621)	724	497	(1,332)	(472)	2,123	nm	nm	104	1,652	nm	nm

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$(2,689)	-5.8%	$87,936	$82,335	$(5,601)	-6.4%

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$8,706	1.6%	$1,092,487	$1,111,069	$18,583	1.7%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	(414,222)	(2,184)	-0.5%	(826,597)	(822,076)	4,521	0.5%
Net premiums	127,598	138,292	137,829	139,939	144,180	144,813	6,522	4.7%	265,890	288,993	23,104	8.7%

Allocated net investment income	15,630	16,112	17,411	16,967	16,670	16,935	823	5.1%	31,742	33,604	1,863	5.9%
Other, net	7,547	7,753	7,788	7,268	6,984	7,435	(318)	-4.1%	15,301	14,419	(882)	-5.8%
Operating revenues	150,775	162,157	163,028	164,174	167,833	169,183	7,026	4.3%	312,932	337,016	24,085	7.7%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	61,689	1,705	2.8%	117,493	127,235	9,742	8.3%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	25,777	3,230	14.3%	46,480	53,642	7,161	15.4%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	1,062	(1,252)	-54.1%	5,891	2,261	(3,630)	-61.6%
Insurance expenses	19,717	21,782	20,532	23,125	23,846	24,508	2,725	12.5%	41,499	48,353	6,854	16.5%
Interest expense	2,785	4,380	4,357	4,313	4,252	4,250	(131)	-3.0%	7,166	8,502	1,336	18.6%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,708	117,285	6,277	5.7%	218,529	239,993	21,464	9.8%
Operating income before income taxes	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$750	1.5%	$94,402	$97,023	$2,621	2.8%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$44,459	$47,267	$43,119	$50,140	$49,425	$51,838	$4,571	9.7%	$91,726	$101,263	$9,537	10.4%
Asset-based	43,722	43,751	45,627	46,626	47,428	49,436	5,685	13.0%	87,472	96,864	9,392	10.7%
Account-based	9,373	9,494	9,826	9,817	9,454	9,589	96	1.0%	18,867	19,043	176	0.9%
Other, net	2,580	2,456	2,591	3,118	2,415	2,498	42	1.7%	5,036	4,913	(123)	-2.4%
Operating revenues	100,133	102,967	101,163	109,701	108,721	113,361	10,394	10.1%	203,101	222,082	18,982	9.3%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	3,876	995	34.6%	6,103	6,768	664	10.9%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	2,331	79	3.5%	4,401	4,605	204	4.6%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	36,730	3,446	10.4%	64,885	72,134	7,249	11.2%
Asset-based	14,745	15,031	15,557	16,157	16,637	17,778	2,747	18.3%	29,777	34,415	4,639	15.6%
Other operating expenses	19,547	20,074	19,744	22,052	25,162	25,159	5,084	25.3%	39,621	50,320	10,699	27.0%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,368	85,874	12,351	16.8%	144,787	168,242	23,455	16.2%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,353	$27,488	$(1,957)	-6.6%	$58,314	$53,841	$(4,473)	-7.7%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$18,880	$19,744	$18,204	$17,866	$18,865	$18,173	$(1,571)	-8.0%	$38,624	$37,038	$(1,586)	-4.1%
Ceded premiums	(3,604)	(3,777)	(3,752)	(2,998)	(2,750)	(3,229)	548	14.5%	(7,381)	(5,978)	1,402	19.0%
Net premiums	15,276	15,967	14,453	14,869	16,115	14,944	(1,023)	-6.4%	31,243	31,060	(183)	-0.6%
Allocated net investment income	10,467	7,493	9,471	7,254	6,546	4,092	(3,401)	-45.4%	17,960	10,638	(7,322)	-40.8%
Commissions and fees:
Loans	913	627	438	400	293	406	(221)	-35.2%	1,539	699	(840)	-54.6%
DebtWatchers	717	648	609	548	491	462	(186)	-28.7%	1,365	953	(412)	nm
Prepaid Legal Services	2,289	2,266	2,364	2,318	2,254	2,255	(11)	-0.5%	4,555	4,509	(45	-1.0%
Auto and Homeowners Insurance	1,689	1,836	1,271	1,791	1,685	1,890	54	3.0%	3,526	3,575	50	1.4%
Long-Term Care Insurance	724	650	746	765	627	664	14	2.2%	1,373	1,291	(82)	-6.0%
Other sales commissions	12	222	334	367	323	316	95	42.6%	234	640	406	nm
Other, net	1,475	1,373	1,337	1,257	1,270	1,264	(109)	-8.0%	2,848	2,533	(315)	-11.0%
Operating revenues	33,561	31,082	31,024	29,568	29,604	26,295	(4,787)	-15.4%	64,642	55,899	(8,743)	-13.5%
Benefits and expenses:
Benefits and claims	10,424	8,941	10,004	10,031	8,699	8,081	(860)	-9.6%	19,365	16,780	(2,585)	-13.3%
Amortization of DAC	(625)	2,778	178	1,040	496	459	(2,319)	-83.5%	2,153	955	(1,198)	-55.7%
Insurance commissions	2,770	1,891	2,194	2,031	2,592	2,031	140	7.4%	4,661	4,624	(38)	-0.8%
Insurance expenses	2,727	2,807	3,213	2,638	3,296	3,587	780	27.8%	5,534	6,883	1,349	24.4%
Sales commissions	3,371	3,159	3,292	3,342	3,007	3,129	(30)	-0.9%	6,531	6,137	(394)	-6.0%
Interest expense	4,125	4,125	4,472	4,544	4,543	4,543	418	10.1%	8,250	9,086	836	10.1%
Other operating expenses	18,482	17,181	17,085	18,106	17,484	19,698	2,516	14.6%	35,663	37,182	1,519	4.3%
Operating benefits and expenses	41,275	40,882	40,437	41,731	40,119	41,528	645	1.6%	82,157	81,646	(511)	-0.6%
Operating income before income taxes	$(7,715)	$(9,800)	$(9,413)	$(12,163)	$(10,514)	$(15,233)	$(5,433)	-55.4%	$(17,515)	$(25,747)	$(8,232)	-47.0%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)							YOY Q2				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$8,706	1.6%	$1,092,487	$1,111,069	$18,583	1.7%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	(414,222)	(2,184)	-0.5%	(826,597)	(822,076)	4,521	0.5%
Net premiums	127,598	138,292	137,829	139,939	144,180	144,813	6,522	4.7%	265,890	288,993	23,104	8.7%
Allocated net investment income	15,630	16,112	17,411	16,967	16,670	16,935	823	5.1%	31,742	33,604	1,863	5.9%
Other, net	7,547	7,753	7,788	7,268	6,984	7,435	(318)	-4.1%	15,301	14,419	(882)	-5.8%
Operating revenues	150,775	162,157	163,028	164,174	167,833	169,183	7,026	4.3%	312,932	337,016	24,085	7.7%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	61,689	1,705	2.8%	117,493	127,235	9,742	8.3%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	25,777	3,230	14.3%	46,480	53,642	7,161	15.4%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	1,062	(1,252)	-54.1%	5,891	2,261	(3,630)	-61.6%
Insurance expenses	19,717	21,782	20,532	23,125	23,846	24,508	2,725	12.5%	41,499	48,353	6,854	16.5%
Interest expense	2,785	4,380	4,357	4,313	4,252	4,250	(131)	-3.0%	7,166	8,502	1,336	18.6%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,708	117,285	6,277	5.7%	218,529	239,993	21,464	9.8%
Operating income before income taxes	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$750	1.5%	$94,402	$97,023	$2,621	2.8%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	$25,547	28.8%	$168,006	$220,484	$52,478	31.2%
Ceded premiums	(13,012)	(14,450)	(13,333)	(14,041)	(18,577)	(20,927)	(6,478)	-44.8%	(27,461)	(39,504)	(12,043)	-43.9%
Net premiums	66,134	74,410	80,800	85,417	87,501	93,479	19,069	25.6%	140,544	180,980	40,435	28.8%
Allocated net investment income	1,302	2,431	2,997	3,387	3,513	3,941	1,510	62.1%	3,733	7,454	3,721	99.7%
Other, net	7,501	7,671	7,778	7,243	6,957	7,366	(306)	-4.0%	15,172	14,322	(850)	-5.6%
Operating revenues	74,938	84,512	91,575	96,047	97,971	104,786	20,274	24.0%	159,450	202,756	43,306	27.2%
Benefits and expenses:
Benefits and claims	25,056	26,667	31,057	32,460	32,124	33,764	7,096	26.6%	51,723	65,888	14,165	27.4%
Amortization of DAC	14,674	12,117	17,199	20,033	17,759	17,091	4,974	41.1%	26,790	34,850	8,060	30.1%
Insurance commissions	3,364	1,965	1,806	1,177	829	659	(1,307)	-66.5%	5,330	1,487	(3,842)	-72.1%
Insurance expenses	28,133	29,911	29,043	31,271	31,613	32,550	2,639	8.8%	58,044	64,163	6,119	10.5%
Interest expense	—	266	303	334	361	403	136	51.3%	266	763	497	nm
Operating benefits and expenses	71,227	70,927	79,407	85,275	82,686	84,466	13,539	19.1%	142,153	167,152	24,999	17.6%
Operating income before income taxes	$3,711	$13,585	$12,167	$10,772	$15,284	$20,320	$6,734	49.6%	$17,296	$35,604	$18,308	105.8%

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$463,011	$461,470	$454,936	$452,267	$445,957	$444,628	$(16,842)	-3.6%	$924,481	$890,585	$(33,896)	-3.7%
Ceded premiums	(401,548)	(397,588)	(397,907)	(397,745)	(389,277)	(393,294	4,294	1.1%	(799,136)	(782,572)	16,564	2.1%
Net premiums	61,464	63,882	57,029	54,522	56,679	51,334	(12,548)	-19.6%	125,345	108,013	(17,332)	-13.8%
Allocated net investment income	14,328	13,681	14,414	13,580	13,156	12,994	(687)	-5.0%	28,008	26,150	(1,858)	-6.6%
Other, net	46	82	10	25	27	70	(13)	-15.4%	128	96	(32)	-25.0%
Operating revenues	75,837	77,645	71,453	68,128	69,863	64,397	(13,247)	-17.1%	153,482	134,260	(19,222)	-12.5%
Benefits and expenses:
Benefits and claims	32,453	33,317	29,676	28,660	33,422	27,925	(5,392)	-16.2%	65,770	61,347	(4,423)	-6.7%
Amortization of DAC	9,259	10,430	10,446	10,114	10,105	8,686	(1,744)	-16.7%	19,690	18,791	(898)	-4.6%
Insurance commissions	213	349	362	362	371	404	54	15.6%	562	774	212	37.8%
Insurance expenses	9,162	9,164	8,557	8,682	9,128	8,598	(566)	-6.2%	18,327	17,726	(601)	-3.3%
Insurance expense allowance	(17,579)	(17,293)	(17,068)	(16,827)	(16,896)	(16,640)	653	3.8%	(34,872)	(33,536)	1,336	3.8%
Interest expense	2,785	4,114	4,054	3,979	3,892	3,847	(267)	-6.5%	6,900	7,739	839	12.2%
Operating benefits and expenses	36,294	40,082	36,028	34,969	40,022	32,819	(7,263)	-18.1%	76,376	72,841	(3,535)	-4.6%
Operating income before income taxes	$39,543	$37,563	$35,425	$33,159	$29,841	$31,578	$(5,985)	-15.9%	$77,106	$61,419	$(15,687)	-20.3%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	91,176	89,651	90,868	91,506	92,373	90,917	1,266	1.4%	91,176	92,373	1,197	1.3%
New life-licensed representatives	7,650	9,786	8,613	8,376	7,165	8,875	(911)	-9.3%	17,436	16,040	(1,396)	-8.0%
Non-renewal and terminated representatives	(9,175	(8,569)	(7,975)	(7,509)	(8,621)	(7,565)	1,004	11.7%	(17,744)	(16,186)	1,558	8.8%
Life-insurance licensed sales force, end of period	89,651	90,868	91,506	92,373	90,917	92,227	1,359	1.5%	90,868	92,227	1,359	1.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$44.7	$47.8	$41.8	$41.7	$40.2	$45.9	$(1.9)	-4.1%	$92.6	$86.1	$(6.5)	-7.0%
Additions and increases in premium	10.7	11.4	11.6	11.8	11.4	12.3	1.0	8.6%	22.1	23.7	1.7	7.5%
Total estimated annualized issued term life premium	$55.4	$59.2	$53.4	$53.5	$51.6	$58.2	$(1.0)	-1.6%	$114.6	$109.8	$(4.8)	-4.2%

Issued term life policies	56,145	60,583	53,506	52,324	50,356	57,622	(2,961)	-4.9%	116,728	107,978	(8,750)	-7.5%
Estimated average annualized issued term life premium per policy (1)(2)	$797	$790	$782	$796	$799	$797	$7	0.9%	$793	$798	$4	0.6%

Term life face amount in-force, beginning of period ($mills)	$664,955	$664,423	$668,024	$669,132	$670,412	$670,414	$5,991	0.9%	$664,955	$670,412	$5,457	0.8%
Issued term life face amount (3)	16,983	18,307	16,345	16,418	15,709	17,798	(509)	-2.8%	35,290	33,508	(1,782)	-5.1%
Terminated term life face amount	(16,307	(14,322)	(15,566)	(15,398)	(14,917)	(13,139)	1,184	8.3%	(30,630)	(28,056)	2,574	8.4%
Foreign currency impact, net	(1,208	(384)	329	260	(790)	(719)	(335)	nm	(1,592)	(1,509)	83	nm
Term life face amount in-force, end of period	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$6,331	0.9%	$668,024	$674,355	$6,331	0.9%

New Term Life Insurance - Financial Analysis

Direct premium	$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	25,547	28.8%	$168,006	$220,484	$52,478	31.2%

New term life operating income before income taxes	$3,711	$13,585	$12,167	$10,772	$15,284	$20,320	6,734	49.6%	$17,296	$35,604	$18,308	105.8%
% of direct premium	4.7	15.3%	12.9%	10.8%	14.4%	17.8%	nm	nm	10.3%	16.1%	nm	nm

Benefits & expenses, net (4)	$56,105	$55,199	$63,395	$67,710	$69,289	$72,441	17,242	31.2%	$111,304	$141,730	$30,426	27.3%
% of direct premium	70.9	62.1%	67.3%	68.1%	65.3%	63.3%	nm	nm	66.3%	64.3%	nm	nm

Insurance expenses, net (5)	$20,632	$22,240	$21,265	$24,028	$24,656	$25,184	2,944	13.2%	$42,872	$49,841	$6,969	16.3%
% of direct premium	26.1	25.0%	22.6%	24.2%	23.2%	22.0%	nm	nm	25.5%	22.6%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$463,011	$461,470	$454,936	$452,267	$445,957	$444,628	(16,842)	-3.6%	$924,481	$890,585	$(33,896)	-3.7%

Legacy term life operating income before income taxes	$39,543	$37,563	$35,425	$33,159	$29,841	$31,578	(5,985)	-15.9%	$77,106	$61,419	$(15,687)	-20.3%
% of direct premium	8.5	8.1%	7.8%	7.3%	6.7%	7.1%	nm	nm	8.3%	6.9%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$44,459	$47,267	$43,119	$50,140	$49,425	$51,838	$4,571	9.7%	$91,726	$101,263	$9,537	10.4%
Asset-based	43,722	43,751	45,627	46,626	47,428	49,436	5,685	13.0%	87,472	96,864	9,392	10.7%
Account-based	9,373	9,494	9,826	9,817	9,454	9,589	96	1.0%	18,867	19,043	176	0.9%
Other, net	2,580	2,456	2,591	3,118	2,415	2,498	42	1.7%	5,036	4,913	(123)	-2.4%
Operating revenues	100,133	102,967	101,163	109,701	108,721	113,361	10,394	10.1%	203,101	222,082	18,982	9.3%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	3,876	995	34.6%	6,103	6,768	664	10.9%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	2,331	79	3.5%	4,401	4,605	204	4.6%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	36,730	3,446	10.4%	64,885	72,134	7,249	11.2%
Asset-based	14,745	15,031	15,557	16,157	16,637	17,778	2,747	18.3%	29,777	34,415	4,639	15.6%
Other operating expenses	19,547	20,074	19,744	22,052	25,162	25,159	5,084	25.3%	39,621	50,320	10,699	27.0%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,368	85,874	12,351	16.8%	144,787	168,242	23,455	16.2%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,353	$27,488	$(1,957)	-6.6%	$58,314	$53,841	$(4,473)	-7.7%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$611.9	$589.6	$545.7	$598.5	$711.9	$722.7	$133.0	22.6%	$1,201.5	$1,434.6	$233.1	19.4%
Indexed Annuities	25.3	103.1	113.0	154.9	92.9	111.7	8.6	8.4%	128.4	204.6	76.2	59.4%
Variable Annuities and other	403.6	397.3	332.2	372.5	388.1	361.5	(35.7)	-9.0%	800.9	749.7	(51.2)	-6.4%
Total sales-based revenue generating product sales	1,040.8	1,090.0	990.9	1,126.0	1,193.0	1,195.9	105.9	9.7%	2,130.8	2,388.9	258.1	12.1%
Managed Accounts	23.1	39.6	37.3	35.8	56.7	57.5	17.9	45.3%	62.7	114.2	51.5	82.1%
Segregated Funds	123.7	64.3	63.5	77.3	115.6	64.3	(0.0)	nm	188.0	179.9	(8.2)	-4.3%
Total product sales	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$1,317.7	$123.8	10.4%	$2,381.6	$2,683.0	$301.4	12.7%

Client asset values, beginning of period ($mills)	$33,664	$36,279	$35,286	$36,903	$37,386	$39,853	$3,574	9.9%	$33,664	$37,386	$3,723	11.1%
Inflows	1,188	1,194	1,092	1,239	1,365	1,318	124	10.4%	2,382	2,683	301	12.7%
Outflows (1)	(1,233)	(1,144)	(1,014)	(1,052)	(1,305)	(1,188)	(44)	-3.8%	(2,377)	(2,493)	(116)	-4.9%
Net flows	(45)	50	78	187	60	130	80	nm	4	190	186	nm
Change in market value, net and other (2)	2,660	(1,043)	1,540	296	2,406	184	1,226	nm	1,617	2,590	972	nm
Client asset values, end of period	$36,279	$35,286	$36,903	$37,386	$39,853	$40,166	$4,881	13.8%	$35,286	$40,166	$4,881	13.8%

Average client asset values ($mills)
Retail Mutual Funds	$23,694	$23,724	$23,750	$24,198	$25,170	$26,041	$2,317	9.8%	$23,709	$25,606	$1,896	8.0%
Managed Accounts	212	326	425	528	652	786	460	141.1%	269	719	450	nm
Indexed Annuities	10	75	185	317	441	545	470	nm	43	493	450	nm
Variable Annuities and other	8,707	8,897	9,061	9,344	9,869	10,352	1,455	16.4%	8,802	10,111	1,309	14.9%
Segregated Funds	2,499	2,527	2,542	2,596	2,624	2,601	74	2.9%	2,513	2,613	100	4.0%
Total	$35,122	$35,550	$35,962	$36,983	$38,756	$40,326	$4,776	13.4%	$35,336	$39,541	$4,205	11.9%

Average number of fee-generating accounts (thous) (3)	2,584	2,583	2,552	2,547	2,536	2,522	(61)	-2.4%	2,584	2,529	(55)	-2.1%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.24%	1.28%	1.27%	1.39%	1.18%	1.26%	nm	nm	1.26%	1.22%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.07%	0.07%	0.06%	nm	nm	0.13%	0.13%	nm	nm

Account-based revenue per average fee generating account (6)	$3.63	$3.67	$3.85	$3.85	$3.73	$3.80	nm	nm	$7.30	$7.53	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2013
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$118,087	$118,087	$-	6.4%	6.8%

Fixed Income:
Treasury	31,017	30,211	806	1.7%	1.7%	2.86%	AAA
Government	123,758	115,680	8,078	6.7%	6.7%	4.48%	AA
Tax-Exempt Municipal	7,148	7,025	123	0.4%	0.4%	3.17%	AA
Corporate	1,132,241	1,054,411	77,831	61.2%	60.7%	5.53%	A-
Mortgage-Backed	146,281	135,184	11,098	7.9%	7.8%	5.63%	AAA
Asset-Backed	30,988	31,399	(411)	1.7%	1.8%	1.35%	AA
CMBS	99,120	94,076	5,045	5.4%	5.4%	4.61%	AAA
Private	114,249	110,082	4,167	6.2%	6.3%	5.46%	BBB
Redeemable Preferred	1,650	2,677	(1,027)	0.1%	0.2%	30.57%	A-
Convertible	8,027	7,612	415	0.4%	0.4%	2.53%	A-
Total Fixed Income	1,694,480	1,588,357	106,124	91.6%	91.4%	5.29%	A

Equities:
Perpetual Preferred	5,957	5,585	372	0.3%	0.3%
Common Stock	13,896	9,635	4,261	0.8%	0.6%
Mutual Fund	5,508	3,495	2,013	0.3%	0.2%
Other	12,364	12,364	0	0.7%	0.7%
Total Equities	37,725	31,079	6,647	2.0%	1.8%

Total Invested Assets	$1,850,293	$1,737,522	$112,771	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$128,147	$116,088	$12,059	11.3%	11.0%
Reits	112,237	106,542	5,695	9.9%	10.1%
Electric	109,973	97,707	12,266	9.7%	9.3%
Banking	101,274	96,617	4,656	8.9%	9.2%
Basic Industry	96,960	92,544	4,416	8.6%	8.8%
Insurance	86,900	79,554	7,345	7.7%	7.5%
Energy	83,242	76,832	6,410	7.4%	7.3%
Capital Goods	74,064	68,856	5,209	6.5%	6.5%
Technology	68,490	66,635	1,854	6.0%	6.3%
Communications	62,142	57,655	4,487	5.5%	5.5%
Natural Gas	56,045	51,631	4,414	4.9%	4.9%
Consumer Cyclical	46,165	43,269	2,896	4.1%	4.1%
Industrial Other	29,039	28,109	930	2.6%	2.7%
Finance Companies	24,479	22,384	2,095	2.2%	2.1%
Transportation	23,252	21,613	1,639	2.1%	2.0%
Brokerage	16,928	15,845	1,083	1.5%	1.5%
Financial Other	12,905	12,527	378	1.1%	1.2%
Total Corporate portfolio	$1,132,241	$1,054,411	$77,831	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$216,565	$211,037	$5,528	12.8%	13.3%	5.79%
1-2 Yrs.	182,162	174,277	7,886	10.8%	11.0%	4.76%
2-5 Yrs.	521,720	483,694	38,025	30.8%	30.5%	5.11%
5-10 Yrs.	736,137	685,759	50,378	43.4%	43.2%	5.38%
> 10 Yrs.	37,897	33,590	4,307	2.2%	2.1%	5.29%
Total Fixed Income	$1,694,480	$1,588,357	$106,124	100.0%	100.0%	5.29%

Duration

Fixed Income portfolio duration	3.9	years

12 of 15

Investment Portfolio - Quality Ratings as of June 30, 2013	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$ 277,306	17.5%
AA	122,576	7.7%
A	363,077	22.9%
BBB	738,773	46.5%
Below Investment Grade	84,574	5.3%
NA	2,051	0.1%
Total Fixed Income	$ 1,588,357	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$1,275	0.1%	AAA	$172	0.2%
AA	61,646	5.8%	AA	4,323	3.9%
A	293,466	27.8%	A	14,145	12.8%
BBB	623,325	59.1%	BBB	87,082	79.1%
Below Investment Grade	73,611	7.0%	Below Investment Grade	3,861	3.5%
NA	1,088	0.1%	NA	500	0.5%
Total Corporate	$1,054,411	100.0%	Total Private	$110,082	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$80,184	85.2%	AAA	$122,528	90.6%
AA	4,745	5.0%	AA	6,124	4.5%
A	2,577	2.7%	A	2,116	1.6%
BBB	5,000	5.3%	BBB	4,416	3.3%
Below Investment Grade	1,568	1.7%	Below Investment Grade	-	—
NA	2	0.0%	NA	-	—
Total CMBS	$94,076	100.0%	Total Mortgage-Backed	$135,184	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$18,719	59.6%	AAA	$53,815	36.9%
AA	1,523	4.8%	AA	45,129	30.9%
A	4,777	15.2%	A	36,336	24.9%
BBB	5,000	15.9%	BBB	10,611	7.3%
Below Investment Grade	1,118	3.6%	Below Investment Grade	-	—
NA	263	0.8%	NA	-	—
Total Asset-Backed	$31,399	100.0%	Total Treasury & Government	$145,891	100.0%

NAIC Designations

1	$628,320	44.4%
2	708,016	50.0%
3	52,804	3.7%
4	16,577	1.2%
5	7,464	0.5%
6	2,198	0.2%
U.S. Insurer Fixed Income (2)	1,415,378	100.0%
Other (3)	204,057
Cash and cash equivalents	118,087
Total Invested Assets	$1,737,522

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$25,762	$23,797	$26,601	$24,360	$23,210	$22,648	(1,149)	-4.8%
Preferred and common stocks	223	244	245	339	272	292	48	19.7%
Deposit asset underlying 10% reinsurance treaty	1,030	574	986	315	563	(1,061)	(1,635)	-284.8%
Policy loans and other invested assets	350	261	315	325	320	327	66	25.3%
Cash & cash equivalents	135	111	101	106	88	73	(38)	-34.2%
Total investment income	27,500	24,987	28,248	25,445	24,453	22,279	(2,708)	-10.8%
Investment expenses	1,403	1,382	1,367	1,224	1,237	1,252	(130)	-9.4%
Net investment income	$26,097	$23,605	$26,881	$24,221	$23,216	$21,027	(2,578)	-10.9%
Fixed income book yield, end of period	5.46%	5.48%	5.30%	5.32%	5.28%	5.29%	—	—
New money yield	2.69%	3.46%	2.64%	2.94%	2.75%	2.91%	—	—

							YOY Q2
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	23.1%	21.2%	19.8%	18.4%	17.7%	17.5%	-4%	—
AA	8.5%	7.6%	8.3%	7.7%	7.7%	7.7%	0%	—
A	23.3%	23.4%	23.7%	23.4%	23.6%	22.9%	-1%	—
BBB	38.8%	41.3%	42.8%	45.2%	45.7%	46.5%	5%	—
Below Investment Grade	6.3%	6.4%	5.2%	5.1%	5.3%	5.3%	-1%	—
NA	0.1%	0.1%	0.2%	0.1%	0.0%	0.1%	0%	—
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm	—

Average rating by amortized cost	A	A	A	A	A	A	na

		As of June 30, 2013				As of June 30, 2013			As of June 30, 2013
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$33,036	$32,844	AAA	United Kingdom	$61,333	$58,090	AAA	$747	$749
2	General Electric Co	26,624	23,364	AA-	Canada	41,548	39,503	AA	8,352	8,003
3	International Business Machine	13,000	12,590	AA-	Australia	40,545	37,792	A	14,936	14,241
4	Province of Ontario Canada	11,121	9,993	AA-	Brazil	21,835	21,028	BBB	11,307	10,611
5	Iberdrola SA	10,543	9,454	BBB	France	17,781	17,085	Below Investment Grade	—	—
6	National Rural Utilities Cooperative	10,410	7,690	A+	Germany	15,181	14,239	NA	—	—
7	Province of Quebec Canada	8,168	7,252	A+	Ireland	15,144	13,745	Total	$35,342	$33,604
8	Bank of America Corp	7,883	7,135	A-	Netherlands	13,398	13,031
9	ArcelorMittal	7,814	7,032	BB+	Italy	12,968	12,721
10	Vale SA	7,790	7,098	A-	Korea Republic Of	12,448	11,867	Non-Government Investments (1)
11	Phillips 66	7,580	6,691	BBB	Spain	10,400	10,173
12	Altria Group Inc	7,481	5,919	BBB	Mexico	8,533	8,213	AAA	$—	$—
13	Washington Real Estate Investment	7,461	7,317	BBB	Bermuda	8,091	7,784	AA	19,370	17,331
14	Prudential Financial Inc	7,435	6,816	A	Switzerland	8,088	6,838	A	95,616	89,857
15	Enel Spa	7,270	6,979	BBB+	Luxembourg	7,992	7,199	BBB	182,559	174,247
16	Tesco PLC	7,196	6,327	BBB+	Emerging Markets	12,694	12,497	Below Investment Grade	18,416	17,620
17	Roche Holding AG	7,164	5,940	AA	All Other	43,791	41,560	NA	468	705
18	TransCanada Corp	7,134	6,855	A-	Total	$351,771	$333,363	Total	$316,429	$299,759
19	AT&T Inc	7,017	5,971	A-
20	MetLife Inc	6,911	6,650	A-
21	Republic of Korea	6,729	6,374	A+
22	Verizon Communications Inc	6,541	5,889	A-
23	Hospitality Properties Trust	6,442	6,392	BBB-
24	Eaton Corp PLC	6,431	5,996	A-
25	TTX Co	6,403	6,244	A+
	Total	$241,583	$220,81

	% of total fixed income portfolio	13.1%	12.7%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

14 of 15

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2008	2009	2010	2011	2012	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013

Recruits	235,125	221,920	231,390	244,756	191,752	58,551	48,976	47,639	36,586	46,348	50,358

Life-insurance licensed sales force, beginning of period	97,125	100,651	99,785	94,850	91,176	91,176	89,651	90,868	91,506	92,373	90,917
New life-licensed representatives	39,383	37,629	34,488	33,711	34,425	7,650	9,786	8,613	8,376	7,165	8,875
Non-renewal and terminated representatives	(35,857)	(38,495)	(39,423)	(37,385)	(33,228)	(9,175)	(8,569)	(7,975)	(7,509)	(8,621)	(7,565)
Life-insurance licensed sales force, end of period	100,651	99,785	94,850	91,176	92,373	89,651	90,868	91,506	92,373	90,917	92,227

Issued term life policies	241,173	233,837	223,514	237,535	222,558	56,145	60,583	53,506	52,324	50,356	57,622

Issued term life face amount	$87,279	$80,497	$74,401	$73,146	$68,053	$16,983	$18,307	$16,345	$16,418	$15,709	$17,798

Term life face amount in force, beginning of period	$632,086	$633,467	$650,195	$656,791	$664,955	$664,955	$664,423	$668,024	$669,132	$670,412	$670,414
Issued term life face amount	87,279	80,497	74,401	73,146	68,053	16,983	18,307	16,345	16,418	15,709	17,798
Terminated term life face amount	(72,008)	(74,642)	(70,964)	(66,951)	(61,593)	(16,307)	(14,322)	(15,566)	(15,398)	(14,917)	(13,139)
Foreign currency impact, net	(13,891)	10,873	3,158	1,970	(1,003)	(1,208)	(384)	329	260	(790)	(719)
Term life face amount in force, end of period	$633,467	$650,195	$656,791	$664,955	$670,412	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355

Estimated annualized issued term life premium
Premium from new policies	$205.0	$193.7	$180.8	$187.6	$176.1	$44.7	$47.8	$41.8	$41.7	$40.2	$45.9
Additions and increases in premium	43.0	42.6	44.6	44.9	45.5	10.7	11.4	11.6	11.8	11.4	12.3
Total estimated annualized issued term life premium	$248.0	$236.3	$225.4	$232.5	$221.5	$55.4	$59.2	$53.4	$53.5	$51.6	$58.2

Investment & Savings product sales	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$1,317.7

Investment & Savings average client asset values	$32,763	$26,845	$31,908	$34,870	$35,904	$35,122	$35,550	$35,962	$36,983	$38,756	$40,326

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